UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 7, 2014 (March 3, 2014)

Cumberland Pharmaceuticals Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Tennessee	001-33637	62-1765329
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2525 West End Avenue, Suite 950, Nashville, Tennessee		37203
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		(615) 255-0068
Not Applicable
____________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On March 3, 2014, Cumberland Pharmaceuticals Inc. (the "Company") issued a press release announcing the acquisition of Vaprisol® from Astellas Pharma US, Inc. A copy of the press release is furnished as Exhibit 99.1.
Item 2.02 Results of Operations and Financial Condition
On March 4, 2014, The Company issued a press release announcing the operating results for the three months and year ended December 31, 2013. A copy of the press release is furnished as Exhibit 99.2.
This information is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, unless specifically incorporated by reference in a document filed under the Securities Act of 1933, as amended, or the Exchange Act. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by Item 2.02.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cumberland Pharmaceuticals Inc.

March 7, 2014	By: Rick S. Greene

Name: Rick S. Greene
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated March 3, 2014

99.2	Press release dated March 4, 2014